                                                                    Exhibit 10.4


                      FIRST AMENDMENT TO CREDIT AGREEMENT,

                      FIRST AMENDMENT TO GUARANTY AGREEMENT

                       AND SUSPENSION AND WAIVER AGREEMENT



      THIS FIRST AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO GUARANTY AGREEMENT AND SUSPENSION AND WAIVER AGREEMENT (hereinafter, the "Agreement") is entered into as of March 30, 2000 among the Borrowers party hereto, HCR/Alterra Development, LLC, a Delaware limited liability company (the "Parent"), Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), Manor Care, Inc., a Delaware corporation ("HCR"), Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS
                                    --------

      WHEREAS, the Borrowers party thereto, the Parent, the Administrative Agent, The Chase Manhattan Bank, as syndication agent, Deutsche Bank AG New York and/or Cayman Islands Branches and Bank United, F.S.B., as co-agents and the Lenders are parties to that certain Credit Agreement dated as of September 30, 1999 (as amended or modified from time to time, the "Credit Agreement");

      WHEREAS, Alterra entered into that certain Guaranty Agreement dated as of September 30, 1999 in favor of the Administrative Agent, on behalf of the Lenders (as amended or modified from time to time, the "Alterra Guaranty Agreement") and HCR entered into that certain Guaranty Agreement dated as of September 30, 1999 in favor of the Administrative Agent, on behalf of the Lenders (the "HCR Guaranty Agreement");

      WHEREAS, Alterra advised the Administrative Agent that its initial estimates indicated that the financial statements for the fourth (4th) quarter of fiscal year 1999 and for the entirety of fiscal year 1999 (collectively, the "1999 Financial Statements") may result in a failure of Alterra to comply with
(a) Section 4.9(a) and Section 4.9(b) of the Alterra Guaranty Agreement and (b) certain financial covenants contained in those agreements identified on Schedule 1 attached hereto (such failures, collectively, the "Alterra Potential Covenant Breaches");

      WHEREAS, Alterra further acknowledged that following delivery of the Final 1999 Financials as required by the Alterra Guaranty Agreement, if in fact the 1999 Financials actually result in the failure of Alterra to comply with (a)
Section 4.9(a) and Section 4.9(b) of the Alterra Guaranty Agreement and (b) with certain financial covenants for the fiscal period ending December 31, 1999 contained in those agreements identified on Schedule 1 attached hereto, such failures would constitute (or with notice, time or both, ripen into) Events of Default under each of the Alterra Guaranty Agreement, the HCR Guaranty Agreement and the Credit Agreement (such Events of Default, collectively, the "Actual Breaches) (the Alterra Potential Covenant Breaches and the Actual Breaches may be referred to collectively herein as the "Acknowledged Events of Default");

      WHEREAS, subject to the terms and conditions of that certain Waiver Agreement dated as of February 25, 2000 among the Borrowers party thereto, the Parent, Alterra, HCR, Bank of America, N.A., as Administrative Agent and the Lenders party thereto, the Lenders waived the Acknowledged Events of Default for the period from December 31, 1999 through April 14, 2000 so long as the Tangible Net Worth of Alterra and its Subsidiaries on a consolidated basis as of December 31, 1999 was not less than $90,000,000;

      WHEREAS, the Credit Parties have requested that the Lenders (a) suspend the application of Sections 4.9(a) and 4.9(b) of the Alterra Guaranty Agreement for the fourth (4th) fiscal quarter of 1999, (b) permanently waive the Acknowledged Events of Default resulting from Alterra's failure to comply with the financial covenants contained in those agreements referenced in Schedule 1 attached hereto, (c) continue to make available to the Pool A Borrowers the Loans provided under the Credit Agreement and (d) amend certain terms of the Alterra Guaranty Agreement as set forth herein;

      WHEREAS, the Lenders are willing to comply with the foregoing requests, based upon and subject to the terms and conditions specified in this Agreement;

      WHEREAS, the parties hereto also wish to amend certain terms of the Credit Agreement as more fully set forth below.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Reaffirmation of Existing Debt. The Credit Parties acknowledge and confirm that (a) the Borrowers' obligations to repay the outstanding principal amount of the Loans is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral, (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (d) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release (except for the Suspension (as defined below) and the Waiver (as defined below) contained herein) any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

      2. Suspension. Subject to the other terms and conditions of this Agreement, the Lenders hereby (a) suspend the applicability of Sections 4.9(a) and 4.9(b) of the Alterra Guaranty Agreement for the fourth (4th) fiscal quarter of 1999 (the "Suspension") and (b) permanently waive the Acknowledged Events of Default resulting from Alterra's failure to comply with the financial covenants contained in those agreements referenced in Schedule 1 attached hereto (the "Waiver"), such that the Acknowledged Events of Default are void and no longer existing as of December 31, 1999. Except for the Suspension and Waiver contained herein, this Agreement does not modify or affect the obligations of the Credit Parties to comply fully with all terms, conditions and covenants contained in the Credit Documents. The Suspension and Waiver contained herein is a one time waiver and suspension and is limited to the Suspension and Waiver specifically described herein, and nothing contained in this Agreement shall be deemed to constitute a waiver or suspension of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Document or under applicable law.

      3. Amendments to the Credit Agreement.

            (a) Revolving Committed Amount. The definition of "Revolving Committed Amount" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Committed Amount" means Sixty Million Dollars ($60,000,000)(as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4).

            (b) Section 7.1(d) of the Credit Agreement is hereby amended by deleting the reference to "Section 7.1(c)" in Section 7.1(d) of the Credit Agreement and replacing such reference with "Section 7.1(b)".

            (c) Schedule 2.1(a)(i). Schedule 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as provided on
      Schedule 2.1(a)(i) attached hereto.

      4. Amendments to the Alterra Guaranty Agreement.

            (a) Amended Definition. The definition of "Tangible Net Worth" set forth in Section 1.1 of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                  "Tangible Net Worth" means, at any time, the sum of Net Worth
            (defined as shareholder's equity as defined by GAAP) before the $54,500,000 of charges taken by Alterra in fiscal year 1999 in connection with the termination of substantially all of Alterra's new construction and development activity and repurchase of joint venture interests less the total of (a) all assets which would be classified as intangible assets under GAAP, including without limitation, goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs and (c) advances or loans made to or receivables from any unconsolidated Affiliates of which Alterra owns less than fifty percent (50%) or any stockholder of Alterra or any Affiliate. The deduction in (a) above shall be reduced to the extent of that goodwill in an amount not to exceed $25,000,000 which may result from Alterra's buyout of joint ventures interests after December 31, 1999.

            (b) EBITDAR to Interest and Rent. Section 4.9(b) of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

            (b)   Ratio of EBITDAR to Interest and Rent.

                  (i) Prior to Alterra's receiving gross proceeds of at least
            $100,000,000 from the issuance of (x) shares of its capital stock or
            (y) convertible debt securities of Alterra with a maturity of at least five years and no redemption, retirement, sinking fund or similar requirements and no cash interest payments for at least five years (the receipt of which shall be evidenced by a certificate delivered to the Administrative Agent in a form satisfactory to the Administrative Agent),

                  (A) During each of the periods noted below, the ratio of EBITDAR to the sum of Interest plus Rent, measured quarterly as of the last day of each fiscal quarter of the Consolidated Parties shall be greater than or equal to:

                  Period                                          Ratio
                  ------                                          -----

                  Fiscal Quarters ending March 31, 2000,
                  June 30, 2000 and September 30, 2000            0.80 to 1.0

                  (B) During each of the periods noted below, as of the end of each fiscal quarter of the Consolidated Parties, the ratio of EBITDAR, for the twelve month period ending on such date, to the sum of Interest plus Rent, for the twelve month period ending on such date, shall be greater than or equal to:

                  Period                                   Ratio
                  ------                                   -----

                  From October 1, 2000 to and
                  including December 31, 2000              0.90 to 1.0

                  From January 1, 2001 to and
                  including March 31, 2001                 1.0 to 1.0

                  From April 1, 2001 to and
                  including June 30, 2001                  1.10 to 1.0

                  From July 1, 2001 to and
                  including September 30, 2001             1.15 to 1.0

                  From October 1, 2001 to and
                  including December 31, 2001              1.20 to 1.0

                  From January 1, 2002 to and
                  including June 30, 2002                  1.35 to 1.0

                  From July 1, 2002 and thereafter         1.40 to 1.0

                  (ii) After Alterra's receiving gross proceeds of at least
            $100,000,000 from the issuance of (x) shares of its capital stock or
            (y) convertible debt securities of Alterra, with a maturity of at least five years and no redemption, retirement, sinking fund or similar requirements and no cash interest payments for at least five years (the receipt of which shall be evidenced by a certificate delivered to the Administrative Agent in a form satisfactory to the Administrative Agent).

                  (A) During each of the periods noted below, the ratio of EBITDAR to the sum of Interest plus Rent, measured quarterly as of the last day of each fiscal quarter of the Consolidated Parties shall be greater than or equal to:

                  Period                                   Ratio
                  ------                                   -----

                  Fiscal Quarter ending
                  March 31, 2000                           0.65 to 1.0

                  Fiscal Quarters ending June 30,
                  2000 and September 30, 2000              0.80 to 1.0


                  (B) During each of the periods noted below, as of the end of each fiscal quarter of the Consolidated Parties, the ratio of EBITDAR, for the twelve month period ending on such date, to the sum of Interest plus Rent, for the twelve month period ending on such date, shall be greater than or equal to:

                  Period                                   Ratio
                  ------                                   -----
                  From October 1, 2000 to and
                  Including December 31, 2000              0.85 to 1.0

                  From January 1, 2001 to and
                  Including March 31, 2001                 0.95 to 1.0

                  From April 1, 2001 to and
                  Including June 30, 2001                  1.0 to 1.0

                  From July 1, 2001 to and
                  Including September 30, 2001             1.10 to 1.0

                  From October 1, 2001 to and
                  Including December 31, 2001              1.15 to 1.0

                  From January 1, 2002 to and
                  Including March 31, 2002                 1.20 to 1.0


                  From April 1, 2002 and thereafter        1.25 to 1.0

      5. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Administrative Agent):

            (a) The Administrative Agent shall have received executed counterparts of this Agreement duly executed by the Credit Parties, the Administrative Agent and the Required Lenders.

            (b) The Administrative Agent shall have received satisfactory evidence that the lenders party to each of the agreements identified on
      Schedule 1 attached hereto shall have waived any and all defaults and events of default arising from Alterra's failure to comply with the financial covenants contained in such agreements.

            (c) Copy of the resolution (in form and substance satisfactory to the Administrative Agent) of the Parent, as general partner of each of the Pool A Borrowers, authorizing each of the Pool A Borrowers to execute and deliver this Agreement, certified by the co-secretaries of the Parent to be true and correct and in force and effect as of the date hereof.

            (d) Each Lender that executes this Agreement and delivers its signature page to this Agreement to the Administrative Agent on or before 5:00 p.m., Eastern time, on March 28, 2000 shall have received an amendment fee in an amount equal to 0.125% of the Revolving Commitment of such Lender (prior to the effectiveness of this Agreement).

            (e) Payment by the Credit Parties of all legal fees and expenses of the Administrative Agent contained in those certain invoices provided to the Credit Parties as of the date hereof.

            (f) The Administrative Agent shall have received such other documents and information as it deems reasonably necessary.

      6.    Miscellaneous.

            (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement, and the term "Alterra Guaranty Agreement" as used in each of the Credit Documents shall hereafter mean the Alterra Guaranty Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, and the Alterra Guaranty Agreement and the obligations of Alterra thereunder are hereby ratified and confirmed and shall remain in full force and effect according to its terms.

            (b) Each Credit Party hereby represents and warrants with respect to itself as follows:

                  (i) Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                  (ii) This Agreement has been duly executed and delivered by such Credit Party and constitutes each such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

            (c) Each Operative Party hereby represents and warrants with respect to itself to the Lenders that (i) the representations and warranties of such Operative Party set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) other than the Suspension and Waiver, no unwaived event has occurred and is continuing which constitutes a Default or Event of Default. Alterra hereby represents and warrants to the Lenders that (i) the representations and warranties of Alterra set forth in Section 3 of the Alterra Guaranty Agreement are true and correct as of the date hereof and (ii) other than the Suspension and Waiver, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Alterra Guaranty Agreement. HCR hereby represents and warrants to the Lenders that (i) the representations and warranties of HCR set forth in Section 3 of the HCR Guaranty Agreement are true and correct as of the date hereof and (ii) other than the Suspension and Waiver, no unwaived event has occurred and is continuing which constitutes a Default or Event of Default.

            (d) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

            (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. Upon satisfaction of the conditions identified in Section 5 hereof, the effectiveness of this Agreement shall be retroactive to December 31, 1999.

            (d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED

      AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                    CLARE BRIDGE OF AKRON L.P.,
----------
                              a Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF ARLINGTON L.P.,
                              a Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President



                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              CLARE BRIDGE OF BAINBRIDGE L.P.,
                              a Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF BINGHAM FARMS L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF CARROLLWOOD L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President






                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              CLARE BRIDGE OF FT. MYERS L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF HOUSTON L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President





                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              CLARE BRIDGE OF JEFFERSON TOWNSHIP L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF LIVONIA L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF PARMA L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President





                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              CLARE BRIDGE OF RICHARDSON L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President


                              CLARE BRIDGE OF TUSCAWILLA L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President






                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              CLARE BRIDGE OF WESTCHASE L.P., a
                              Delaware limited partnership

                              By: HCR/Alterra Development, LLC,
                              a Delaware limited liability company, its sole general partner


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title:  Co-Vice President





                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

GUARANTORS:                   HCR/ALTERRA DEVELOPMENT, LLC,
-----------                   a Delaware limited liability company


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President


                              By:  /s/  Mark Ohlendorf
                              Title: Co-Vice President


                              ALTERRA HEALTHCARE CORPORATION,
                              a Delaware corporation


                              By:  /s/  Mark Ohlendorf
                              Title:  Sr. Vice President


                              MANOR CARE, INC., a Delaware corporation


                              By:  /s/  Douglas G. Haag
                              Title:  Co-Vice President







                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

LENDERS:                      BANK OF AMERICA, N.A.,
--------                      as Administrative Agent and as a Lender


                              By:  /s/  F. Scott Singhoff
                              Title:  Managing Director


                              THE CHASE MANHATTAN BANK


                              By:  /s/  Dawn Lee Lum
                              Title:  Vice President


                              DEUTSCHE BANK AG NEW YORK AND/OR
                              CAYMAN ISLAND BRANCHES


                              By:
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------


                              BANK UNITED, F.S.B.


                              By:
                              Name:
                                    -----------------------------

                              Title:
                                    -----------------------------


                              COMERICA BANK


                              By:  /s/  Colleen M. Murphy
                              Title:  Vice President


                              NATIONAL CITY BANK


                              By:
                              Name:
                                    -----------------------------

                              Title:
                                    -----------------------------


                              THE HUNTINGTON NATIONAL BANK





                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                              By:  /s/  Daniel E. Crane
                              Title:  Vice President


                              BANK OF MONTREAL


                              By:
                                 ----------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ----------------------------


                              THE BANK OF NEW YORK


                              By:
                                 ----------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ----------------------------






                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                                   Schedule 1
                                   ----------


1. Master Loan Agreement dated January 8, 1999 among ALS West, Inc., Alterra and Guaranty Federal Bank, F.S.B.

2. Master Construction Line of Credit Agreement dated as of October 6, 1998 among Alterra, ALS National, Inc. (pursuant to Joinder Agreement), Key Corporate Capital, Inc., as Administrative Agent and the Co-Agents and other Lending Institutions named therein.

3. Guaranty dated as of August 31, 1999 made by Alterra in favor of Key Corporate Capital, Inc., as Administrative Agent

4. Participation Agreement dated as of July 16, 1999 among AHC Tenant, Inc., as Lessee, Pita General Corporation, as Owner, Alterra, as Guarantor, SELCO Service Corporation, as Equity Investor, ZC Specialty Insurance Company, as Surety, Bank One, N.A. (formerly, the First National Bank of Chicago), as Trustee and Greenwich Capital Financial Products, Inc., as Noteholder.

5. Guaranty of Payment Agreement dated September 28, 1998 made by Alterra for the benefit of Bank United, as agent.

6. Secured Promissory Notes made by project-specific entities to Key Corporate Capital, Inc. and delivered pursuant to that certain Master Loan Agreement issued by Key Corporate Capital, Inc. to ALS-Northeast, LLC dated May 5, 1998.

                               SCHEDULE 2.1(a)(i)
                       LENDERS AND COMMITMENT PERCENTAGES

                                                                                          Revolving
                                                                      Revolving           Commitment
    Operations Contact            Credit Contact                      Commitments         Percentage
    ------------------            --------------                      -----------         ----------

Bank of America, N. A.            Bank of America, N. A.            $15,000,000.00       25.000000000%
Corporate Credit Services         700 Louisiana Street, 8th
NC1-001-15-01                     Floor
One Independence Center           Houston, Texas 77002-2700
101 North Tryon Street            Attn: Scott Singhoff
Charlotte, NC  28255-0001         Telephone: (713) 247-6961
Attn:  Rita Quesada-Rodgers       Telecopy: (713) 247-6719
Telephone:  (704) 386-9371
Facsimile:  (704)-409-00023

The Chase Manhattan Bank          The Chase Manhattan Bank          $12,000,000.00       20.000000000%
1 Chase Manhattan Plaza -         270 Park Avenue, 48th
8th Floor                         Floor
New York, New York  10081         New York, New York  10017
Attn:  Renee Pierre Louis,        Attn:  Dawn Lee Lum,
Vice President                    Vice President
Telephone:  (212) 552-7322        Telephone:  (212) 270-2472
Facsimile:  (212) 552-7500        Facsimile:  (212) 270-3279

Bank United, F.S.B                Bank United, F.S.B                 $7,500,000.00       12.500000000%
3200 SW Freeway                   3200 SW Freeway
Suite 2970                        Suite 2940
Houston, Texas  77027             Houston, Texas  77027
Attn:  Debbie Cook                Attn:  William Roberson,
Telephone:  (713) 543-6033        Director
Facsimile:  (713) 543-6063        Telephone:  (713) 543-7745
                                  Facsimile:  (713) 543-4162

Deutsche Bank                     Deutsche Bank                      $7,500,000.00       12.500000000%
31 West 52nd Street, 24th         31 West 52nd Street, 24th
Floor                             Floor
New York, NY  10019-2601          New York, NY  10019-2601
Attn:  Richard Agnolet            Attn: Sue Pearson
Telephone:  (212) 469-4113        Telephone:  (212) 469-7140
Facsimile:  (212) 469-4138        Facsimile:  (212) 469-8701

Comerica Bank                     Comerica Bank                      $4,500,000.00        7.500000000%
500 Woodward Avenue               Two Mid-America Plaza
MC3266                            Suite 616
Detroit, Michigan  48226          Oakbrook Terrace,
Attn: Karen Leja, Customer        Illinois  60181
Assistant                         Attn: Colleen M. Murphy,
Telephone:  (313) 222-7805        Vice President
Facsimile:  (313) 222-3420        Telephone:  (630) 645-7376
                                  Facsimile:  (630) 575-2164

Bank of Montreal                  Bank of Montreal                   $4,500,000.00        7.500000000%
115 South LaSalle Street          115 South LaSalle Street
Chicago, IL  60603-3801           Chicago, IL  60603-3801
Attn:                             Attn: Heather Turf
Telephone:  (312)                 Telephone:  (312) 750-3466
Facsimile:  (312)                 Facsimile:  (312) 750-3702

The Bank of New York              The Bank of New York               $4,500,000.00        7.500000000%
One Wall Street                   One Wall Street
New York, NY  10286               New York, NY  10286
Attn:                             Attn: Edward Dougherty
Telephone:  (212)                 Telephone:  (212) 635-7842
Facsimile:  (212)                 Facsimile:  (212) 635-6434





                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT

                                                                                          Revolving
                                                                      Revolving           Commitment
    Operations Contact            Credit Contact                      Commitments         Percentage
    ------------------            --------------                      -----------         ----------

National City Bank                National City Bank                 $3,000,000.00        5.000000000%
1900 E. 9th Street                1900 E. 9th Street
Locator #2077                     Locator #2077
Cleveland, OH  44114              Cleveland, OH  44114
Attn: Revett Vickerstaff,         Attn: Janice E. Focke,
Manager                           Vice President and Senior
Telephone:  (216) 488-7080        Lending Officer
Facsimile:  (216) 488-7110        Telephone:  (216) 575-2836
                                  Facsimile:  (216) 222-0003

The Huntington National           The Huntington National            $1,500,000.00        2.500000000%
Bank                              Bank
300 Madison Avenue, Suite         300 Madison Avenue, Suite
900                               900
Toledo, OH  43603                 Toledo, OH  43603
Attn: Jennifer Harville           Attn: Daniel E. Crane
Telephone:  (614) 480-2948        Telephone:  (419) 321-1087
Facsimile:  (614) 480-2533        Facsimile:  (419) 321-1053

                                  Total                               $60,000,000                 100%




                                            FIRST AMENDMENT TO CREDIT AGREEMENT,
                                           FIRST AMENDMENT TO GUARANTY AGREEMENT
                                             AND SUSPENSION AND WAIVER AGREEMENT